SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 20, 2003 (March 20, 2003)

Corrections Corporation of America

(Exact name of registrant as specified in its charter)

Maryland	0-25245	62-1763875
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Identification Number)

10 Burton Hills Boulevard, Nashville, Tennessee 37215

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (615) 263-3000

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits.
Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
March 20, 2003 Company presentation
Company press release

Item 7. Financial Statements and Exhibits.

(c)  The following exhibits are filed as part of this Current Report:

Exhibit
Number	Description of Exhibit

99.1	March 20, 2003 Company presentation for analyst and institutional investor conference.
99.2	Company press release announcing presentation and availability of information on the Company’s website.

Item 9. Regulation FD Disclosure.

Presentation for Analyst and Institutional Investor Conference

At approximately 9:30 a.m., Eastern Standard Time, on March 20, 2003, representatives of Corrections Corporation of America, a Maryland corporation (the “Company”), will make a presentation to a conference for securities analysts and institutional investors using slides containing the information attached to this Form 8-K as Exhibit 99.1, which is incorporated herein by reference. The Company has posted this presentation on the Investor Relations section of its website at www.correctionscorp.com. The text of the press release issued by the Company on March 20, 2003 announcing the presentation and the availability of the information on the Company’s website is attached to this Form 8-K as Exhibit 99.2, which is incorporated herein by this reference.

The information contained or referenced to in this report, including the text of the attached presentation, is furnished or referred to by the Company pursuant to Regulation FD promulgated by the Securities and Exchange Commission (the “SEC”) and pursuant to Item 9 of Form 8-K and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and Section 11 of the Securities Act of 1933, as amended or otherwise subject to the liabilities of those sections, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing or referring to this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information which was not previously publicly available.

The information contained or referenced to in this report, including the information contained in the attached presentation, is summary information that is intended to be considered in the context of the Company’s SEC filings and other public announcements it makes, by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained or referred to in this report, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure. The text of the presentation included with this report omits various graphic images contained in the actual presentation.

This report contains statements as to the Company’s beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. Such factors include, but are not limited to: (i) fluctuations in the Company’s operating results because of, among other things, changes in occupancy levels, competition, increases in cost of operations, fluctuations in interest rates and risks of operations; (ii) the growth in the privatization of the corrections and detention industry, the public acceptance of the Company’s services and the timing of the opening of new prison facilities; and (iii) general economic and market conditions. Other factors that could cause operating and financial results to differ are described in the filings made from time to time by the Company with the SEC. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by it to reflect events or circumstances occurring after the date hereof or the occurrence of unanticipated events.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the undersigned registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 20, 2003	CORRECTIONS CORPORATION OF AMERICA

	By:	/s/ Irving E. Lingo, Jr.

	Its:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

99.1	March 20, 2003 Company presentation for analyst and institutional investor conference.
99.2	Company press release announcing presentation and availability of information on the Company’s website.